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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST

PASS THROUGH CERTIFICATES
SERIES 1999-2
INVESTOR NUMBER 51999031

Determination Date:                           10-Feb-00
Remittance Date A-1                           15-Feb-00
Remittance Date A-2                           18-Feb-00
Month End Date:                               31-Jan-00
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
(a)              Class A-1 Distribution Amount                                                                       2,151,734.45

(b)              Class A-1 Distribution Principal                                                                    1,803,702.73
                           Scheduled Payments of Principal                                        116,860.08
                           Partial Prepayments                                                    155,315.65
                           Scheduled Principal Balance Principal Prepayment in Full               896,943.88
                           Scheduled Principal Balance Liquidated Contracts                       571,295.49
                           Scheduled Principal Balance Repurchases                                 63,287.63

(c)              Class A-1 Interest Distribution                                                                       348,031.72
                 Class A-1 Interest Shortfall                                                                                0.00

(d)              Class A-1 Remaining Certificate Balance                                                            72,619,474.44

(e)              Class A-2 Distribution Amount                                                                         497,722.22

(f)              Class A-2 Distribution Principal                                                                            0.00
                           Scheduled Payments of Principal                                              0.00
                           Partial Prepayments                                                          0.00
                           Scheduled Principal Balance Principal Prepayment in Full                     0.00
                           Scheduled Principal Balance Liquidated Contracts                             0.00
                           Scheduled Principal Balance Repurchases                                      0.00

(g)              Class A-2 Interest Distribution                                                                       497,722.22
                 Class A-2 Interest Shortfall                                                                                0.00

(h)              Class A-2 Remaining Certificate Balance                                                           100,000,000.00

(i)              Class A-1 Pass Through Rate                                                                             6.012500%
                 Class A-2 Pass Through Rate                                                                             5.780000%
                 Class A-2 Holdover Amount                                                                                   0.00

(j)              Monthly Servicing Fee                                                                                 145,352.65


(k)              Delinquency                                                                  # of Contracts        Prin. Balance
                                                                                              --------------        -------------

                                     a)  Loans 31 to 59 days delinquent                                 132          5,476,328.68
                                     b)  Loans 60 to 89 days delinquent                                  29          1,211,253.83
                                     c)  Loans delinquent 90 or more days                                45          2,085,126.43
                                                                                                        206          8,772,708.94

(l)              Repurchased Contracts

                           (l)       Repurchased Contracts                                            Number     Repurchase Price
                                     (see attached schedule)                                          ------     ----------------
                                                                 Total Repurchases                         1            63,287.63

(m)              Repossessions or Foreclosures                                                        Number       Actual Balance
                                                                                                      ------       --------------
                                                                 BOP Repossessions                        81        $3,153,208.53
                                                                 Plus Repossessions this Month            17           559,377.61
                                                                 Less Liquidations                       (14)         (577,015.19)
                                                                 EOP Repossessions                        84        $3,135,570.95

(n)              Enhancement Payment                                                                                         0.00

(o)              Monthly Advance                                                                                        31,142.87
                 Outstanding Amount Advanced                                                                           266,129.80

(p)              Deposit to Special Account/Distribution to Class R Certificateholders                                       0.00

(q)              Amount Distributed to Class R Certificateholders                                                            0.00

(r)              Net Weighted Average Contract Rate                                                                          9.54%

(s)              Number of Manufactured Homes currently held due to repossession                                               84
                 Principal balance of Manufactured Homes currently held                                              3,135,570.95

(t)              Pool Principal Balance Percentage                                                                      91.026056%

(u)              Aggregate Deficiency Amounts                                                                            2,061.43
                 Servicer Deficiency Amounts received                                                                      721.50

(v)              Additional Items

(w)              Class A-1 Net Funds Carryover                                                                               0.00
                 Amount
                 Class A-2 Net Funds Carryover                                                                               0.00
                 Amount
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